Exhibit 31.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                            CERTIFICATION PURSUANT TO
                         THE SARBANES-OXLEY ACT OF 2002


I, Anthony J. Merante, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Brooklyn Cheesecake & Desserts Company, Inc;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly presents in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the issuer and I have:

            a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

            b) evaluated the effectiveness of the issuer's disclosure controls and procedures; and presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation:

            c) disclosed in this report any changes in the issuer's internal controls over financial reporting that occurred during the registrant's most recent fiscal quarter ( the issuer's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the issuer's internal controls or financial reporting: and

5. I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent function):

            a) all significant deficiencies in the design or operation of internal controls which could adversely affect the issuer's ability to record, process, summarize and report financial data and have identified for the issuer's auditors any material weaknesses in internal controls; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls.


Date: December 6, 2006


/s/ Anthony J. Merante
------------------------------------
Anthony J. Merante
President, Chief Executive Officer, and Chief Financial Officer